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                                                                   EXHIBIT 10.18

                               SECURITY AGREEMENT


This SECURITY AGREEMENT, made as of _______________________ ("Agreement), by and between General Electric Capital Corporation, a New York corporation with an address at 44 Old Ridgebury Road , Danbury, CT 06810 ("Secured Party"), and Internet Financial Services Inc a corporation, organized and existing under the laws of the state of New York, with its chief executive offices located at 33 West 17th Street, New York NY 10011 ("Customer").

In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer and Secured Party hereby agree as follows.

1. CREATION OF SECURITY INTEREST:

Customer hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all property listed on the collateral schedule annexed hereto or made a part hereof ("Collateral Schedule"), and in and against any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the "Collateral') The foregoing security Interest s given to secure the payment and performance of any and all installments of rent, other amounts, obligations and liabilities of any kind, nature or description whatsoever (whether due or to become due) of Account Party to Secured Party under that certain Master Lease Agreement identified on the Collateral Schedule ("Lease"), this Agreement and/or any related documents (the Lease, this Agreement and all such related documents being hereinafter collectively referred to as the "Transaction Documents"), and any renewals, extensions and modifications of such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the "Indebtedness").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ACCOUNT PARTY:

Customer hereby represents, warrants and covenants that: (a) Customer is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations; (b) Customer has adequate power and capacity to enter into, and to perform its obligations, under each of the Transaction Documents; (c) the Transaction Documents have been duly authorized, executed and delivered by Customer and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws, (d) no approval consent of withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by. Customer of any of the Transaction Documents, except such as may have already been obtained,
(e) the entry into and performance by Customer of the Transaction Documents will not (i) violate any of the organizational documents of Customer or any judgment, order, law or regulation applicable to Customer, or (ii) result ,in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Customer's property (except for liens in favor of Secured Party) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Customer is a party, (f) there are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Customer which could, in the aggregate, have a material adverse effect on Customer, its business or operations, or its ability to perform its obligations under the Transaction Documents, (g) all financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change, (h) the Collateral is not, and will not be, used by Customer for personal, family or household purposes, (I) the Collateral is, and will remain, in good condition and repair and Customer will not be negligent in the care and use thereof; (j) Customer is, and will remain, the sole and lawful owner, and in possession of. the Collateral. and has the sole right and lawful authority to grant the security interest described in this Agreement; and (k) the Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description (except for liens in favor of Secured Party)

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3. COLLATERAL:

(a) Until the declaration of any default hereunder, Customer shall remain in possession of the Collateral; provided, however, that Secured Party shall have the right to possess (i) any chattel paper, document, certificate of title or instrument that constitutes a part of the Collateral or possession of which may be required to perfect Secured Party's interest in the Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours. Upon any request from Secured Party, Customer shall provide Secured Party with notice of the then current location of the Collateral (b) Customer shall
(i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for liens in favor of Secured Party). (c) Customer shall not, without the prior written consent of Secured Party, (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for liens in favor of Secured Party) any of the Collateral. (d) Customer shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Transaction Documents. At its option, Secured Party may discharge taxes, liens, security Interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Transaction Documents. Customer shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation shall be secured hereby (e) Customer shall, at all times, keep accurate and complete records of the Collateral, and Secured Party, its successors and assigns, and their respective agents, shall have the right to examine, inspect, and make extracts from all of Customer's books and records relating to the Collateral at any time during normal business hours (f) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of. and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4. INSURANCE:

The collateral shall at all times be held at Customer's risk, and Customer shall keep it insured against loss or damage by fire and extended coverage perils, theft burglary, and for any of all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured Party, against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies acceptable to Secured Party. Customer shall, if Secured Party so requires, deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Customer of any warranty or representation made therein, shall nor be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof. Customer hereby appoints Secured Party as attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as result of any such insurance policies. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.



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5. REPORTS:

(a) Customer shall promptly notify Secured Party in the event of (i) any change in the name of Customer, (ii) any relocation, of its chief executive offices,
(iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral (other than liens in favor of Secured Party) (b) Customer agrees to furnish its annual financial statements and such interim statements as Secured Party may require in form satisfactory to Secured Party. Any and all financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Customer's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Customer and make copies thereof.


6. FURTHER ASSURANCES:

(a) Customer shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Customer shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Secured Party
(b) Customer hereby grants to Secured Party the power to sign Customer's name and generally to act on behalf of Customer to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of Collateral. Customer shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party (c) Customer shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral


7. EVENTS OF DEFAULT:

Customer shall be in default under this Agreement and each of the other Transaction Documents upon the occurrence of any of the following "Event(s) of Default" (a) Customer fails to pay any installment or other amount due or coming due under any of the Transaction Documents within ten (10) days after its due date; (b) any attempt by Customer, without the prior written consent of Secured Party, to sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for liens in favor of Secured Party) any of the Collateral; (c) Customer fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 4 of this Agreement, (d) Customer breaches any of its other obligations under any of the Transaction Documents and fails to cure the same within thirty (30) days after written notice thereof; (e) any warranty, representation or statement made by Customer in any of the Transaction Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;
(f) any of the Collateral being subjected to, or being threatened with, attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise; (g) any default by Customer under any other agreement between Customer and Secured Party; (h) any dissolution, termination of existence, merger, consolidation, change in controlling ownership, insolvency, or business failure of Customer or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor"), or if Customer or any Guarantor is a natural person, any death or incompetency of Customer or such Guarantor, (i) the appointment of a receiver for all or of any part of the property of Customer or any Guarantor, or any assignment for the benefit of creditors by Customer or any Guarantor, or (j) the filing of a petition by Customer or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Customer or any Guarantor if the same is not dismissed within thirty
(30) days of such filing.

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8. REMEDIES ON DEFAULT:

(a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or alt of the Indebtedness (including, without limitation, the Lease) to be immediately due and payable, without demand or notice to Customer or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any Customer of Customer or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises. (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, and/or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. If requested by Secured Party, Customer shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Customer's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Customer under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Customer at least five (5) days prior to such action. (c) Proceeds from any sale or lease or other disposition shall be applied; first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers, and auctioneers fees, second. to discharge the obligations then in default, third, to discharge any other Indebtedness of Customer to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor, fourth, or expenses incurred in paying or settling liens and claims against the Collateral, and lastly, to Customer, if there exists any surplus. Customer shall remain fully liable for any deficiency
(d) In the event that any of the Transaction Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Customer agrees to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder. Customer and Secured Party agree that such fees to the extent not in excess of twenty percent (20%) of subject amount owing after default (if permitted by law, or such lesser sum as may otherwise be permitted by law) shall be deemed reasonable. (e) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Secured Party shall not be required deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Customer unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. CUSTOMER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN CUSTOMER AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN CUSTOMER AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS) THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS. RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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9. MISCELLANEOUS:

(a) This Agreement, the Lease and/or any of the other Transaction Documents may be assigned, in whole or in part, by Secured Party without notice to Customer, and Customer hereby waives any defense, counterclaim or cross-complaint by Customer against any assignee, agreeing that Secured Party shall be solely' responsible therefor. (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth herein above (unless and until a different address may be specified in a written notice to the other party). and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed. (c) Secured Party may correct patent errors herein and fill in all blanks herein or in the Collateral Schedule consistent with the agreement of the parties. (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Customer" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns (e) This Agreement and its Collateral Schedule constitute the entire agreement between the parties with respect to the subject matter hereof and supercede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement and its Collateral Schedule shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. This Agreement shall automatically be reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).



IN "WITNESS WHEREOF, Customer and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:                              CUSTOMER:
General Electric Capital Corporation        Internet Financial Services Inc.

By: ____________________________            By: _________________________

Name: __________________________            Name: _______________________

Title: ____________________________         Title: _________________________


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IN "WITNESS WHEREOF, Customer and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

LESSOR:                                     LESSEE:
General Electric Capital Corporation        Internet Financial Services Inc.

By: ____________________________            By: _________________________

Name: __________________________            Name: _______________________

Title: ____________________________         Title: _________________________